UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2013

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1400

McLean, VA 22102

(703) 287-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Thomas J. Fitzpatrick as Chief Administrative Officer and S. Scott Smith as Chief Operating Officer

On August 8, 2013, the Board of Directors of Iridium Communications Inc. (the “Company”) appointed Thomas J. Fitzpatrick as Chief Administrative Officer of the Company, in addition to his continuing role as the Company’s Chief Financial Officer. There is no arrangement or understanding between Mr. Fitzpatrick and any other person pursuant to which he was selected as an executive officer, and there is no family relationship between Mr. Fitzpatrick and any of the Company’s directors or other executive officers. The information required by Item 401(e) of Regulation S-K regarding Mr. Fitzpatrick was previously reported in the Company’s definitive proxy statement for its 2013 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 29, 2013 (the “Proxy Statement”), and is incorporated herein by reference.

Also on August 8, 2013, the Company’s Board of Directors appointed S. Scott Smith as Chief Operating Officer of the Company. In this role, Mr. Smith will serve as the Company’s principal operating officer. Mr. Smith previously served as Executive Vice President, Technology Development and Satellite Operations. There is no arrangement or understanding between Mr. Smith and any other person pursuant to which he was selected as an executive officer, and there is no family relationship between Mr. Smith and any of the Company’s directors or other executive officers. The information required by Item 401(e) of Regulation S-K regarding Mr. Smith was previously reported in the Company’s Proxy Statement, and is incorporated herein by reference.

Appointment of Thomas J. Fitzpatrick and S. Scott Smith as Directors of the Company

On August 8, 2013, the Board of Directors of the Company appointed Thomas J. Fitzpatrick and S. Scott Smith as directors of the Company. In connection with these appointments, the Board approved an increase in the authorized size of the Board from ten to eleven members in accordance with the Company’s bylaws. Messrs. Fitzpatrick’s and Smith’s terms will expire at the Company’s 2014 Annual Meeting of Stockholders. There is no arrangement or understanding between Mr. Fitzpatrick or Mr. Smith and any other person pursuant to which he was selected as a director.

On August 9, 2013, the Company issued a press release announcing the appointment of Thomas J. Fitzpatrick and S. Scott Smith to the Board of Directors of the Company and their title changes. A copy of this press release is filed as Exhibit 99.1 to this Current Report.

Cessation of Executive Officer Status for John M. Roddy

In connection with the appointment of S. Scott Smith as Chief Operating Officer of the Company, as described above, as of August 8, 2013, John M. Roddy, Executive Vice President, Quality and Global Operations of Iridium Satellite LLC, will no longer serve as an executive officer of the Company, as his organization will now report to Mr. Smith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated August 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: August 9, 2013	By:	/s/ Thomas D. Hickey
		Name:	Thomas D. Hickey
		Title:	Chief Legal Officer